FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Disclosure of risk management strategy related to hedge accounting [abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
The Group’s principal financial liabilities consist of loans and borrowings and trade and other payables. The main purpose of these financial liabilities is to finance the Group’s operations. The Group has trade and other receivables, cash and short-term deposits that are derived directly from its operations.
The Group is exposed to market risk, credit risk and liquidity risk. The Company’s Board of Directors manages these risks with support of the treasury function, who proposes the appropriate financial risk governance framework for the Group, identifies and measures financial risks and suggests mitigating actions. The Company’s Board of Directors, supported by its Finance Committee, approves the financial risk management framework and oversees its enforcement.
INTEREST RATE RISK
The Company is exposed to the risk of changes in market interest rates primarily due to the its long-term debt obligations. The Company manages its interest rate risk exposure through a portfolio of fixed and variable rate borrowings.
As of December 31, 2021, approximately 75% of the Company’s borrowings are at a fixed rate of interest (2020: 79%).
The Group is exposed to possible changes in interest rates on variable interest loans and borrowings, partially mitigated through cash and cash equivalents and current deposits. With all other variables held constant, the Company’s profit before tax is affected through changes in the floating rate of borrowings while the Company’s equity is affected through the impact of a parallel shift of the yield curve on the fair value of hedging derivatives. An increase or decrease of 100 basis points in interest rates would have an immaterial impact on the Company’s income statement and other comprehensive income.
FOREIGN CURRENCY RISK
The Company’s exposure to the risk of changes in foreign exchange rates relates primarily to the debt denominated in currencies other than the functional currency of the relevant entity, the Company’s operating activities (predominantly capital expenditures at subsidiary level denominated in a different currency from the subsidiary’s functional currency) and the Company’s net investments in foreign subsidiaries.
The Company manages its foreign currency risk by selectively hedging committed exposures.
The Company hedges part of its exposure to fluctuations on the translation into U.S. dollars of its foreign operations by holding the borrowings in foreign currencies or by foreign exchange swaps and forwards. During the periods covered by these financial statements, the Company used foreign exchange forwards to mitigate foreign currency translation risk related to the Company’s net investment in PJSC VimpelCom.
Foreign currency sensitivity
The following table demonstrates the sensitivity to a possible change in exchange rates against the US dollar with all other variables held constant. Additional sensitivity changes to the indicated currencies are expected to be approximately proportionate. The table shows the effect on the Company’s profit before tax (due to changes in the value of monetary assets and liabilities, including foreign currency derivatives) and equity (due to application of hedge accounting or existence of quasi equity loans). The Company’s exposure to foreign currency changes for all other currencies is not material.

	Effect on profit / (loss) before tax		Effect on other comprehensive income
Change in foreign exchange rate against US$	10% depreciation	10% appreciation	10% depreciation	10% appreciation

2021
Russian Ruble	18	(25)	9	(10)
Bangladeshi Taka	(30)	33	—	—
Pakistani Rupee	(3)	4	—	—
Georgian Lari	(37)	41	—	—
Other currencies (net)	(7)	7	—	—

2020
Russian Ruble	35	(39)	32	(39)
Bangladeshi Taka	(30)	33	—	—
Pakistani Rupee	(4)	4	—	—
Georgian Lari	(36)	40	—	—
Other currencies (net)	8	(9)	4	(4)

CREDIT RISK
The Company is exposed to credit risk from its operating activities (primarily from trade receivables), and from its treasury activities, including deposits with banks and financial institutions, derivative financial instruments and other financial instruments. See Note 17 for further information on restrictions on cash balances.
Trade receivables consist of amounts due from customers for airtime usage and amounts due from dealers and customers for equipment sales. VEON’s credit risk arising from the services the Company provides to customers is mitigated to a large extent due to the majority of its active customers being subscribed to a prepaid service as of December 31, 2021 and 2020, and accordingly not giving rise to credit risk. For postpaid services, in certain circumstances, VEON requires deposits as collateral for airtime usage. Equipment sales are typically paid in advance of delivery, except for equipment sold to dealers on credit terms.
VEON’s credit risk arising from its trade receivables from dealers is mitigated due to the risk being spread across a large number of dealers. Management periodically reviews the history of payments and credit worthiness of the dealers. The Company also has receivables from other local and international operators from interconnect and roaming services provided to their customers, as well as receivables from customers using fixed-line services, such as business services, wholesale services and services to residents. Receivables from other operators for roaming services are settled through clearing houses, which helps to mitigate credit risk in this regard.
VEON holds available cash in bank accounts, as well as other financial assets with financial institutions in countries where it operates. To manage credit risk associated with such asset holdings, VEON allocates its available cash to a variety of local banks and local affiliates of international banks within the limits set forth by its treasury policy. Management periodically reviews the creditworthiness of the banks with which it holds assets. In respect of financial instruments used by the Company’s treasury function, the aggregate credit risk the Group may have with one counterparty is managed by reference to, amongst others, the long-term credit ratings assigned for that counterparty by Moody’s, Fitch Ratings and Standard & Poor’s and CDS spreads of that counterparty. The limits are set to minimize the concentration of risks and therefore mitigate financial loss through potential counterparty’s failure.
Value Added Tax (“VAT”) is recoverable from tax authorities by offsetting it against VAT payable to the tax authorities on VEON’s revenue or direct cash receipts from the tax authorities. Management periodically reviews the recoverability of the balance of input value added tax and believes it is fully recoverable.
VEON issues advances to a variety of its vendors of property and equipment for its network development. The contractual arrangements with the most significant vendors provide for equipment financing in respect of certain deliveries of equipment. VEON periodically reviews the financial position of vendors and their compliance with the contract terms.
The Company’s maximum exposure to credit risk for the components of the statement of financial position at December 31, 2021 and 2020 is the carrying amount as illustrated in Note 5, Note 16, Note 17 and within this Note 18.
LIQUIDITY RISK
The Company monitors its risk to a shortage of funds using a recurring liquidity planning tool. The Company’s objective is to maintain a balance between continuity of funding and flexibility through the use of bonds, bank overdrafts, bank loans and lease contracts. The Company’s policy is to create a balanced debt maturity profile. As of December 31, 2021, 7% of the Company’s debt (2020: 5%) will mature in less than one year based on the carrying value of bank loans, bonds and other borrowings reflected in the financial statements. The Company assessed the concentration of risk with respect to refinancing its debt and concluded it to be low based on liquidity in the markets the Company has access to, and recent history of refinancing, except for the additional risks identified in Note 24. The Company believes that access to sources of funding is sufficiently available and the Company’s policy is to diversify the funding sources where possible.
Available facilities
The Company had the following available facilities as of December 31:

	Amounts in millions of transactional currency				US$ equivalent amounts
	Final availability period	Facility amount	Utilized	Available	Facility amount	Utilized	Available
2021
VEON Holdings B.V. – Revolving Credit Facility	Feb 2024	US$1,250	—	US$1,250	1,250	—	1,250
PMCL - Term Facility	Jun 2022	PKR 50,000	PKR 10,000	PKR 40,000	283	57	226
TNS -Plus LLC - Term Facilities*	Oct 2023	KZT 4,000	KZT 2,783	KZT 1,217	9	6	3

* Facility amount of US$ 0.3 is available until October 2025.

	Amounts in millions of transactional currency				US$ equivalent amounts
	Final availability period	Facility amount	Utilized	Available	Facility amount	Utilized	Available
2020
VEON Holdings B.V. – Revolving Credit Facility *	Feb 2022	US$1,586*	—	US$1,586	1,586	—	1,586
PMCL - Syndicated Term Facility and Islamic Finance Facility	Sep 2021	PKR 14,369	PKR 9,999	PKR 4,370	90	62	28
PMCL - Term Facility	Nov 2023	PKR 10,000	PKR 5,000	PKR 5,000	24	12	12

* Facility amount of US$1,586 is available until February 2021. Subsequently a reduced facility amount of US$1,382 was available until March 2021. In March 2021, VEON entered into a new multi-currency revolving credit facility agreement,
Maturity profile
The table below summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments. Payments related to variable interest rate financial liabilities and derivatives are included based on the interest rates and foreign currency exchange rates applicable as of December 31, 2021 and 2020, respectively. The total amounts in the table differ from the carrying amounts as stated in Note 16 as the below table includes both undiscounted principal amounts and interest while the carrying amounts are measured using the effective interest rate method.

	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
As of December 31, 2021
Bank loans and bonds	1,050	3,200	3,652	1,393	9,295
Lease liabilities	545	1,111	763	751	3,170
Derivative financial liabilities
Gross cash inflows	—	—	—	—	—
Gross cash outflows	8	—	—	—	8
Trade and other payables*	2,031	—	—	—	2,031
Other financial liabilities	120	144	21	15	300
Put option liability over non-controlling interest	16	—	—	—	16
Total financial liabilities	3,770	4,455	4,436	2,159	14,820

Related derivatives financial assets
Gross cash inflows	—	—	—	—	—
Gross cash outflows	—	—	—	—	—
Related derivative financial assets	—	—	—	—	—

Total financial liabilities, net of derivative assets	3,770	4,455	4,436	2,159	14,820
* Certain comparative amounts have been reclassified, refer to Note 24 for further details.

	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
As of December 31, 2020
Bank loans and bonds	842	3,803	3,123	1,408	9,176
Lease liabilities	525	896	639	239	2,299
Derivative financial liabilities
Gross cash inflows	(228)	—	—	—	(228)
Gross cash outflows	237	—	—	—	237
Trade and other payables*	1,946	—	—	—	1,946
Other financial liabilities	—	60	—	—	60
Warid non-controlling interest put option liability	273	—	—	—	273
Total financial liabilities	3,595	4,759	3,762	1,647	13,763

Related derivatives financial assets
Gross cash inflows	152	—	—	—	152
Gross cash outflows	(149)	—	—	—	(149)
Related derivative financial assets	3	—	—	—	3

Total financial liabilities, net of derivative assets	3,598	4,759	3,762	1,647	13,766
* Certain comparative amounts have been reclassified, refer to Note 24 for further details.
CAPITAL MANAGEMENT
The primary objective of the Company’s capital management is to ensure that it maintains healthy capital ratios, so as to secure access to debt and capital markets at all times and maximize shareholder value. The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions. To maintain or adjust the capital structure, the Company may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. In September 2019, VEON announced a dividend policy that targets paying at least 50% of prior year Equity Free Cash Flow after licenses while Company’s Net Debt to Adjusted EBITDA ratio below 2.4x. See the paragraph below for more information on how the Company’s Net Debt to Adjusted EBITDA ratio is calculated. Dividend payments remain subject to the review by the Company’s Board of Directors of medium-term investment opportunities and the Company’s capital structure. There were no changes made in the Company’s objectives, policies or processes for managing capital during 2021.

The Net Debt to Adjusted EBITDA ratio is an important measure used by the Company to assess its capital structure. Net Debt represents the principal amount of interest-bearing debt less cash and cash equivalents and bank deposits. Adjusted EBITDA is defined as last twelve months earnings before interest, tax, depreciation, amortization and impairment, loss on disposals of non-current assets, other non-operating losses and share of profit / (loss) of joint ventures. For reconciliation of ‘Profit / (loss) before tax from continuing operations’ to ‘Adjusted EBITDA,’ refer to Note 2.
Further, this ratio is included as a financial covenant in the credit facilities of the Company. For most of our credit facilities the Net Debt to Adjusted EBITDA ratio is calculated at consolidated level of VEON Ltd. and is “pro-forma” adjusted for acquisitions and divestments of any business bought or sold during the relevant period. Under these credit facilities, the Company is required to maintain the Net Debt to Adjusted EBITDA ratio at or below 3.75x (on the basis of the so called "GAAP freeze" principle). The Company has not breached any financial covenants during the period covered by these financial statements.